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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 11, 2003


                           JETBLUE AIRWAYS CORPORATION
             (Exact name of registrant as specified in its charter)


              DELAWARE                     000-49728            87-0617894
  (State of other jurisdiction of         (Commission        (I.R.S. Employer
           incorporation)                File Number)       Identification No.)

              118-29 QUEENS BOULEVARD, FOREST HILLS, NEW YORK 11375
               (Address of principal executive offices) (Zip Code)

                                 (718) 709-3026
              (Registrant's telephone number, including area code)


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ITEM 5.       OTHER EVENTS AND REGULATION FD DISCLOSURE

         On July 11, 2003, JetBlue Airways Corporation issued two press releases, the first announcing the pricing of its convertible note offering, and the second announcing the pricing of its common stock offering. These press releases are filed herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated by reference herein.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits


EXHIBIT
-------
NUMBER                                 DESCRIPTION
------                                 -----------
99.1              Press Release dated July 11, 2003, titled "JETBLUE ANNOUNCES
                  PRICING OF CONVERTIBLE NOTE OFFERING."

99.2              Press Release dated July 11, 2003, titled "JETBLUE ANNOUNCES
                  PRICING OF COMMON STOCK OFFERING."


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   July 11, 2003             JETBLUE AIRWAYS CORPORATION


                                   By: /s/ Holly L. Nelson
                                       ----------------------------------------
                                       Holly L. Nelson
                                       Vice President and Controller


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                                  EXHIBIT INDEX


EXHIBIT
-------
NUMBER                                      DESCRIPTION                                         LOCATION
-------                                    ------------                                         --------
99.1        Press release dated July 11, 2003, titled "JETBLUE ANNOUNCES PRICING             Filed herewith
            OF CONVERTIBLE NOTE OFFERING."

99.2        Press release dated July 11, 2003, titled "JETBLUE ANNOUNCES PRICING             Filed herewith
            OF COMMON STOCK OFFERING."




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